November 9, 2001

                   SUPPLEMENT TO THE MAY 1, 2001 PROSPECTUS OF
                       PIONEER INDEPENDENCE PLANS AND THE
               MAY 1, 2001 PROSPECTUS OF PIONEER INDEPENDENCE FUND


The following supplements the corresponding sections of the relevant prospectus. Please refer to the prospectus for the full text of the supplemented section.

PIONEER INDEPENDENCE PLANS

ADDITIONAL INFORMATION - THE SPONSOR (NAME, POSITIONS AND OFFICES)

STEVEN M. GRAZIANO, DIRECTOR AND PRESIDENT
Executive Vice President - U.S. Domestic Distribution of Pioneer.

DANIEL T. GERACI, DIRECTOR
Director, Chief Executive Officer and President of Pioneer Investment Management USA Inc (PIM-USA) since October 2001; Director of Pioneer Investment Management Shareholder Services, Inc. since October 2001; President and a Director of Pioneer and Pioneer International Corporation since October 2001; Executive Vice President and Trustee of all of the Pioneer mutual funds since October 2001; President of Fidelity Private Wealth Management Group from 2000 through October 2001; and Executive Vice President--Distribution and Marketing of Fidelity Investments Institutional Services and Fidelity Investments Canada Ltd. prior to 2000.

I-LING LU, TREASURER
Manager of financial reporting for PIM-USA since November 1999; and audit liaison and manager of fund reporting of PIM-USA prior to November 1999.

DOROTHY E. BOURASSA, CLERK
Secretary of PIM-USA; Senior Vice President-Legal of Pioneer; and Secretary/Clerk of most of PIM-USA's subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.

DANIEL DART, EXECUTIVE VICE PRESIDENT
Senior Managing Director - National Sales of Pioneer.

SENIOR VICE PRESIDENTS: Nate Algiere, Jennifer Brountas, Michael B. Glenn, Philip Haley, Barry G. Knight, William A. Misata, Marc Rappaport, Jeffrey H. Saunders, Gail A. Smyth, Bruce R. Speca, Marcy L. Supovitz and Kristine Swanson.

VICE PRESIDENTS: Elizabeth A. Watson.

PIONEER INDEPENDENCE FUND

MANAGEMENT
Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2001, assets under management were $92 billion worldwide, including approximately $17 billion in assets under management by Pioneer.


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PORTFOLIO MANAGER
Since October 30, 2001, day-to-day management of the fund's portfolio has been the responsibility of co-managers John A. Carey and Andrew Acheson. The co-managers are assisted by a team of analysts that meets to discuss holdings, prospective investments and portfolio composition and manages and provides research for the fund and other Pioneer mutual funds with similar investment objectives or styles. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is head of portfolio management and a senior vice president of Pioneer. He joined Pioneer as an analyst and has been an investment professional since 1979. Mr. Acheson is a vice president of Pioneer. He joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994. Prior to joining Pioneer, Mr. Acheson was a portfolio manager at Pioneer Investment Management Limited (formerly known as Europlus Investment Management & Research Ltd.) (Ireland) from 1999 to 2001, at Setanta Asset Management (Ireland) from 1998 to 1999 and at Norwich Union Investment Management (U.K.) from 1994 to 1998.


                                                                   11025-00-1101
                                              (C)Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds